UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2011
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 14, 2011, the Compensation Committee of the Board of Directors of the Company named Timothy M. Wesolowski, Senior Vice President, Chief Financial Officer and Treasurer, as a participant in The E. W. Scripps Company Executive Severance Plan and The E. W. Scripps Company Senior Executive Change-In-Control Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY
BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller
Dated: November 17, 2011

4